                                                                    EXHIBIT 10.1

                                  NETZEE, INC.

                      1999 STOCK OPTION AND INCENTIVE PLAN

                                  NETZEE, INC.

                       1999 STOCK OPTION AND INCENTIVE PLAN


                               TABLE OF CONTENTS
                               -----------------



ARTICLE 1  DEFINITIONS...................................................  1

ARTICLE 2  THE PLAN
     2.1   Name..........................................................  5
     2.2   Purpose.......................................................  5
     2.3   Shareholder Approval..........................................  5

ARTICLE 3  PARTICIPANTS..................................................  5

ARTICLE 4  ADMINISTRATION
     4.1   Duties and Powers of the Committee............................  6
     4.2   Interpretation; Rules.........................................  6
     4.3   No Liability..................................................  6
     4.4   Majority Rule.................................................  6
     4.5   Company Assistance............................................  6

ARTICLE 5  SHARES OF STOCK SUBJECT TO PLAN
     5.1   Limitations...................................................  7
     5.2   Antidilution..................................................  7

ARTICLE 6  OPTIONS
     6.1   Types of Options Granted......................................  9
     6.2   Option Grant and Agreement....................................  9
     6.3   Optionee Limitations..........................................  9
     6.4   $100,000 Limitations..........................................  9
     6.5   Exercise Price................................................ 10

     6.6   Exercise Period............................................... 10
     6.7   Option Exercise............................................... 10
     6.8   Reload Options................................................ 11
     6.9   Nontransferability of Option.................................. 12
     6.10  Termination of Employment or Service.......................... 12
     6.11  Employment Rights............................................. 12
     6.12  Certain Successor Options..................................... 12
     6.13  Effect of a Corporate Transaction............................. 12


ARTICLE 7  RESTRICTED STOCK
     7.1   Awards of Restricted Stock.................................... 13
     7.2   Non-Transferability........................................... 13
     7.3   Lapse of Restrictions......................................... 13
     7.4   Termination of Employment..................................... 13
     7.5   Treatment of Dividends........................................ 13
     7.6   Delivery of Shares............................................ 14


ARTICLE 8  STOCK APPRECIATION RIGHTS
     8.1   SAR Grants.................................................... 14
     8.2   Determination of Price........................................ 14
     8.3   Exercise of a SAR............................................. 14
     8.4   Payment for a SAR............................................. 14
     8.5   Status of a SAR under the Plan................................ 14
     8.6   Termination of SARs........................................... 14
     8.7   No Shareholder Rights......................................... 15

ARTICLE 9  STOCK CERTIFICATES............................................ 15

ARTICLE 10 TERMINATION AND AMENDMENT
    10.1   Termination and Amendment..................................... 16
    10.2   Effect on Grantee's Rights.................................... 16

ARTICLE 11 RELATIONSHIP TO OTHER COMPENSATION PLANS...................... 16

ARTICLE 12 MISCELLANEOUS
    12.1  Replacement or Amended Grants.................................. 17
    12.2  Forfeiture for Competition..................................... 17
    12.3  Leave of Absence............................................... 17
    12.4  Plan Binding on Successors..................................... 17
    12.5  Singular, Plural; Gender....................................... 18
    12.6  Headings, etc. ................................................ 18
    12.7  Section 16 Compliance, Etc. ................................... 18

EXHIBIT A to Netzee, Inc. 1999 Stock Option and Incentive Plan -- Form
    of Stock Option Agreement............................................A-1

                                                                    EXHIBIT 10.1

                                  NETZEE, INC.
                      1999 STOCK OPTION AND INCENTIVE PLAN


                                   ARTICLE 1
                                  DEFINITIONS

     As used in this Plan, the following terms have the following meanings unless the context clearly indicates to the contrary:

     "Award" means a grant of Restricted Stock or an SAR.
      -----

     "Board" means the Board of Directors of the Company.
      -----

     "Cause" means (i) the commission of an act of fraud, embezzlement, theft or
      -----
proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction), including theft or destruction of property of the Company, a Parent, or a Subsidiary, or any other act or practice which the Committee shall, in good faith, deem to have resulted in the recipient's becoming unbondable under the Company's, a Parent's or any Subsidiary's fidelity bond; (ii) the willful engaging in conduct that is deemed by the Committee, in good faith, to be materially injurious to the Company, a Parent or any Subsidiary, monetarily or otherwise, including, but not limited to, (A) improperly disclosing trade secrets or other confidential or sensitive business information and data about the Company, a Parent or any Subsidiaries,
(B) and competing with the Company, a Parent or any Subsidiary, or (C) soliciting employees, consultants or customers of the Company, a Parent or any Subsidiary; (iii) the willful or continued failure or habitual neglect by a person who is an Employee to perform his or her duties with the Company, a Parent or any Subsidiary substantially in accordance with the operating or personnel policies or procedures of the Company, Parent or the Subsidiary generally applicable to all their employees; or (iv) other disregard of rules or policies of the Company, a Parent or any Subsidiary, or conduct evidencing willful or wanton disregard of the interests of the Company, a Parent or any Subsidiary. For purposes of this Plan, no act or failure to act by the recipient shall be deemed be "willful" unless done or omitted to be done by recipient not in good faith and without reasonable belief that the recipient's action or omission was in the best interest of the Company and/or the Subsidiary. Notwithstanding the foregoing, if the recipient has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause," then the definition of "Cause" in such agreement shall apply to the recipient in this Plan. "Cause" shall be determined by the Committee based upon information presented by the Company and the Employee and shall be final and binding on all parties hereto.

     "Code" means the United States Internal Revenue Code of 1986, as amended.
      ----
Any reference herein to a specific section of the Code shall be deemed to include a reference to any corresponding provision of future law.

     "Committee" means a committee of at least two Directors appointed from time
      ---------
to time by the Board, having the duties and authority set forth herein in addition to any other authority granted by the Board; provided, however, that
                                                      --------  -------
with respect to any Options or Awards granted to an individual who is also a
Section 16 Insider, the Committee shall consist of either the entire Board of Directors or a committee of at least two Directors (who need not be members of the Committee with respect to Options or Awards granted to any other individuals) who are Non-Employee Directors, and all authority and discretion shall be exercised by such Non-Employee Directors, and references herein to the "Committee" means such Non-Employee Directors insofar as any actions or determinations of the Committee shall relate to or affect Options or Awards made to or held by any Section 16 Insider. In selecting the Committee, the Board shall also consider the benefits under Section 162(m) of the Code of having a Committee composed of "outside directors" (as that term is defined in the Code) for certain grants of Options to highly compensated executives. At any time that the Board shall not have appointed a committee as described above, any reference herein to the Committee means a reference to the Board.

     "Company" means Netzee, Inc., a Georgia corporation.
      -------

     "Corporate Transaction" means any of the following transactions to which
      ---------------------
the Company is a party:

         (i) a merger, consolidation, share exchange, combination or other transaction or series of transactions (other than a public offering by the Company for cash of the Company's capital stock, debt or other securities) in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction;

         (ii) the sale, transfer or other disposition of all or substantially all of the Company's assets;

         (iii) the  liquidation or dissolution of the Company; or

         (iv) a change in the composition of the Board as a result of which fewer than one-half of the incumbent directors are directors who either:

               (A) had been directors of the Company 24 months prior to such change; or

               (B) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination;

provided, however, that the Board may determine and provide by resolution that
--------  -------
any such transaction shall not constitute a Corporate Transaction.

     "Director" means a member of the Board and any person who is an advisory or
      --------
honorary director of the Company if such person is considered a director for the purposes of Section 16 of the Exchange Act, as determined by reference to such
Section 16, the rules and regulations promulgated thereunder, and judicial decisions and interpretative or "no-action" positions of the SEC with respect thereto, as the same may be in effect or set forth from time to time.

     "Employee" means an employee of the Company or a Parent or Subsidiary.
      --------

     "Exchange Act" means the Securities Exchange Act of 1934.  Any reference
      ------------
herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

     "Exercise Price" means the price at which an Optionee may purchase a share
      --------------
of Stock under a Stock Option Agreement.

     "Fair Market Value" on any date means (i) the closing sales price of the
      -----------------
Stock, regular way, on such date on the national securities exchange having the greatest volume of trading in the Stock during the 30 day period preceding the day the value is to be determined or, if such exchange was not open for trading on such date, the next preceding date on which it was open; (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such day, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock also is not traded on the over-the-counter market, the fair market value as determined in good faith by the Board or the Committee based on such relevant facts as may be available to the Board, which may include opinions of independent experts, the price at which recent sales have been made, the book value of the Stock, and the Company's current and anticipated future earnings.

     "Grantee" means a person who is an Optionee or a person who has received an
      -------
Award of Restricted Stock or an SAR.

     "Incentive Stock Option" means an option to purchase any stock of the
      ----------------------
Company, which complies with and is subject to the terms, limitations and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

     "Non-Employee Director" shall have the meaning set forth in Rule 16b-3
      ---------------------
under the Exchange Act, as the same may be in effect from time to time, or in any successor rule thereto, and shall be determined for all purposes under the Plan according to interpretative or "no-action" positions with respect thereto issued by the SEC.

     "Officer" means a person who constitutes an officer of the Company for the
      -------
purposes of Section 16 of the Exchange Act, as determined by reference to such
Section 16 and to the rules, regulations, judicial decisions, and interpretative or "no-action" positions with respect to such rule of the SEC, as the same may be in effect or set forth from time to time.

     "Option" means an option, whether or not an Incentive Stock Option, to
      ------
purchase Stock granted pursuant to the provisions of Article 6 of this Plan.

     "Optionee" means a person to whom an Option has been granted under this
      --------
Plan.

     "Parent" means any corporation (other than the Company) in an unbroken
      ------
chain of corporations ending with the Company if, at the time of the grant (or modification) of the Option, each of the corporations other than the Company owns stock possessing 50 percent or more of the total combined voting power of the classes of stock in one of the other corporations in such chain.

     "Permanent and Total Disability" has the same meaning as given to that term
      ------------------------------
by Code Section 22(e)(3) and any regulations or rulings promulgated thereunder.

     "Plan" means the Netzee, Inc. 1999 Stock Option and Incentive Plan, the
      ----
terms of which are set forth herein.

     "Purchasable" refers to Stock which may be purchased by an Optionee under
      -----------
the terms of this Plan on or after a certain date specified in the applicable Stock Option Agreement.

     "Qualified Domestic Relations Order" has the meaning set forth in the Code
      ----------------------------------
or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under the Code or such Act.

     "Reload Option" has the meaning set forth in Section 6.8 of the Plan.
      -------------

     "Restricted Stock" means Stock issued, subject to restrictions, to a
      ----------------
Grantee pursuant to Article 7 of this Plan.

     "Restriction Agreement" means the agreement setting forth the terms
      ---------------------
of an Award, and executed by a Grantee as provided in Section 7.1 of this Plan.

     "SAR" means a stock appreciation right, which is the right to receive an
      ---
amount equal to the appreciation, if any, in the Fair Market Value of a share of Stock from the date of the grant of the right to the date of its payment, all as provided in Article 8 of this Plan.

     "SAR Price" means the base value established by the Committee for a SAR on
      ---------
the date the SAR is granted and which is used in determining the amount of benefit, if any, paid to a Grantee.

     "SEC" means the United States Securities and Exchange Commission.
      ---

     "Section 16 Insider" means any person who is subject to the provisions of
      ------------------
Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

     "Stock" means the Common Stock, no par value per share, of the Company or,
      -----
in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different stock or securities of the Company or some other entity, such other stock or securities.

     "Stock Option Agreement" means an agreement between the Company and an
      ----------------------
Optionee under which the Optionee may purchase Stock under this Plan, a sample form of which is attached hereto as Exhibit A (which form may be varied by the Committee in granting an Option).

     "Subsidiary" means any corporation (other than the Company) in an unbroken
      ----------
chain of corporations beginning with the Company if, at the time of the grant (or modification) of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE 2

                                   THE PLAN

     2.1  Name.  This Plan shall be known as the "Netzee, Inc. 1999 Stock Option
          ----
and Incentive Plan."

     2.2  Purpose. The purpose of the Plan is to advance the interests of the
          -------
Company, its Subsidiaries and its shareholders by affording certain employees and Directors of the Company and its Subsidiaries, as well as key consultants and advisors to the Company or any Subsidiary, an opportunity to acquire or increase their proprietary interests in the Company. The objective of the issuance of the Options and Awards is to promote the growth and profitability of the Company and its Subsidiaries because the Grantees will be provided with an additional incentive to achieve the Company's objectives through participation in its success and growth and by encouraging their continued association with or service to the Company.

     2.3  Shareholder Approval.  The Plan shall become effective on August 5,
          --------------------
1999; provided, however, that if the Company's shareholders have not approved
      --------  -------
the Plan on or prior to the first anniversary of such effective date, then all options granted under the Plan shall be non-Incentive Stock Options. If, at the time of any amendment to the Plan, shareholder approval is required by the Code for Incentive Stock Options and such shareholder approval has not been obtained (or is not obtained within 12 months thereof), any Incentive Stock Options issued under the

Plan shall automatically become options which do not qualify as Incentive Stock Options.

                                   ARTICLE 3

                                 PARTICIPANTS

     The class of persons eligible to participate in the Plan shall consist of all persons whose participation in the Plan the Committee determines to be in the best interests of the Company, which shall include, but not be limited to, all Directors and employees of the Company or any Subsidiary, as well as key consultants and advisors to the Company or any Subsidiary.

                                   ARTICLE 4

                                ADMINISTRATION

     4.1  Duties and Powers of the Committee.  The Plan shall be administered by
          ----------------------------------
the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. The Committee shall have the power to act by unanimous written consent in lieu of a meeting, and to meet telephonically. In administering the Plan, the Committee's actions and determinations shall be binding on all interested parties. The Committee shall have the power to grant Options or Awards in accordance with the provisions of the Plan and may grant Options and Awards singly, in combination, or in tandem. Subject to the provisions of the Plan, the Committee shall have the discretion and authority (i) to determine those individuals to whom Options or Awards will be granted and whether such Options shall be accompanied by the right to receive Reload Options, (ii) the number of shares of Stock subject to each Option or Award, (iii) such other matters as are specified herein, and (iv) any other terms and conditions of a Stock Option Agreement or Restriction Agreement. Without limiting the generality of the foregoing, the Committee shall be entitled to condition the grant of any Option or Award upon the execution by the recipient of a non-compete, a non-solicitation and/or a confidentiality agreement. The Committee shall also have the discretion and authority to delegate to any Officer its powers to grant Options or Awards under the Plan to any person who is an employee of the Company but not an Officer or Director. To the extent not inconsistent with the provisions of the Plan, the Committee may give a Grantee an election to surrender an Option or Award in exchange for the grant of a new Option or Award, and shall have the authority to amend or modify an outstanding Stock Option Agreement or Restriction Agreement, or to waive any provision thereof, provided that the Grantee consents to such action.

     4.2  Interpretation; Rules.  Subject to the express provisions of the Plan,
          ---------------------
the Committee also shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable for the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options or Awards granted under the Plan as may be required to comply with or to conform to any federal, state, or local laws or regulations.

     4.3  No Liability.  Neither any member of the Board nor any member of the
          ------------
Committee shall be liable to any person for any act or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

     4.4  Majority Rule.  A majority of the members of the Committee shall
          -------------
constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present, or any action taken without a meeting evidenced by a writing executed by all the members of the Committee, shall constitute the action of the Committee.

     4.5  Company Assistance.  The Company shall supply full and timely
          ------------------
information to the Committee on all matters relating to eligible persons, their employment, death, retirement, disability, or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE 5

                        SHARES OF STOCK SUBJECT TO PLAN

     5.1  Limitations.  Subject to any antidilution adjustment pursuant
          -----------
to the provisions of Section 5.2 of this Plan, the maximum number of shares of Stock that may be issued hereunder shall be 3,500,000. The number of shares of Stock available for issuance hereunder shall automatically increase on January 1 of each year beginning January 1, 2000, to an amount equal to twenty percent (20%) of the fully-diluted shares of Stock (assuming the conversion of all outstanding options and warrants) outstanding on December 31 of the previous year (subject to adjustment under Section 5.2); provided, however, that the shares available for issuance shall not be less than 3,500,000. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options, non-Incentive Stock Options, Restricted Stock, or SARs, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article 10, provided that the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 3,500,000 (other than pursuant to anti-dilution adjustments) without shareholder approval. Shares subject to an Option or issued as an Award may be either authorized and unissued shares or shares issued and later acquired by the Company. The shares covered by any unexercised portion of an Option that has terminated for any reason (except as set forth in the following paragraph), or any forfeited portion of an Award, may again be optioned or awarded under the Plan, and such shares shall not be considered as having been optioned or issued in computing the number of shares of Stock remaining available for option or award hereunder. Furthermore, not more than 1,000,000 shares of Stock may be made subject to Options and Awards to any individual in the aggregate in any one fiscal year of the Company, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Code.

     If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any

Subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Code section 422 or Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the
                                           ------  --------
aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

     5.2  Antidilution.
          ------------

          (a) If (x) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, (y) any spin-off, spin-out or other distribution of assets materially affects the price of the Company's stock, or (z) there is any assumption and conversion to the Plan by the Company of an acquired company's outstanding option grants, then:

               (i) the aggregate number and kind of shares of Stock for which Options or Awards may be granted hereunder shall be adjusted proportionately by the Committee; and

               (ii) the rights of Optionees (concerning the number of shares subject to Options and the Exercise Price) under outstanding Options and the rights of the holders of Awards (concerning the terms and conditions of the lapse of any then-remaining restrictions), shall be adjusted proportionately by the Committee.

          (b) In addition to Section 6.13, if the Company shall be a party to any reorganization involving merger or consolidation in which it does not survive or survives only as a subsidiary of another corporation, or acquisition of the stock or substantially all the assets of the Company, the Committee, in its discretion, may:

               (i) notwithstanding other provisions of this Plan, declare that all Options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability, that all such Options shall terminate 30 days after the Committee gives written notice of the immediate right to exercise all such Options and of the decision to terminate all Options not exercised within such 30-day period, and that all then-remaining restrictions pertaining to Awards under the Plan shall immediately lapse; and/or

               (ii) notify all Grantees that all Options or Awards granted under the Plan shall be assumed by the successor corporation or substituted on an equitable basis with options or restricted stock issued by such successor corporation.

          (c) If the Company is to be liquidated or dissolved in connection with a reorganization described in Section 5.2(b), the provisions of such Section shall apply. In all other instances, the adoption of a plan of dissolution or liquidation of the Company shall, notwithstanding other provisions hereof, cause all then-remaining restrictions pertaining to Awards under the Plan to lapse, and shall cause every Option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that, notwithstanding other provisions hereof, the Committee may declare all Options granted under the Plan to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability.

          (d) The adjustments described in paragraphs (a) through (c) of this
Section 5.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests; provided, however, that any adjustment made by the
                            --------  -------
Committee shall be made in a manner that will not cause an Incentive Stock Option to be other than an Incentive Stock Option under applicable statutory and regulatory provisions. The adjustments required under this Article 5 shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                 ARTICLE 6

                                 OPTIONS

     6.1  Types of Options Granted.  The Committee may, under this Plan, grant
          ------------------------
either Incentive Stock Options or Options which do not qualify as Incentive Stock Options. Within the limitations provided in this Plan, both types of Options may be granted to the same person at the same time, or at different times, under different terms and conditions, as long as the terms and conditions of each Option are consistent with the provisions of the Plan. Without limitation of the foregoing, Options may be granted subject to conditions based on the financial performance of the Company or any other factor the Committee deems relevant.

     6.2  Option Grant and Agreement.  Each Option granted hereunder shall be
          --------------------------
evidenced by minutes of a meeting or the written consent of the Committee and by a written Stock Option Agreement executed by the Company and the Optionee. The terms of the Option, including the Option's duration, time or times of exercise, exercise price, whether the Option is intended to be an Incentive Stock Option, and whether the Option is to be accompanied by the right to receive a Reload Option, shall be stated in the Stock Option Agreement. No Incentive Stock Option may be granted more than ten years after the earlier to occur of the effective date of the Plan or the date the Plan is approved by the Company's shareholders.

     Separate Stock Option Agreements may be used for Options intended to be Incentive Stock Options and those not so intended, but any failure to use such separate agreements shall not invalidate, or otherwise adversely affect the Optionee's interest in, the Options evidenced thereby.

     6.3  Optionee Limitations.  The Committee shall not grant an Incentive
          --------------------
Stock Option to any person who, at the time the Incentive Stock Option is granted:

          (a)  is not an Employee; or

          (b) owns or is considered to own stock possessing at least 10% of the total combined voting power of all classes of stock of the Company or any of its Parent or Subsidiary corporations; provided, however, that this limitation shall
                                   --------  -------
not apply if at the time an Incentive Stock Option is granted the Exercise Price is at least 110% of the Fair Market Value of the Stock subject to such Option and such Option by its terms would not be exercisable after five years from the date on which the Option is granted. For the purpose of this subsection (b), a person shall be considered to own: (i) the stock owned, directly or indirectly, by or for his or her brothers and sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein; and (iii) the stock which such person may purchase under any outstanding options of the Company or of any Parent or Subsidiary of the Company.

     6.4  $100,000 Limitations.  Except as provided below, the Committee shall
          ---------------------
not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company and any Parent or Subsidiary of the Company, such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided, however, that the foregoing
                                           --------  -------
restriction on modification of outstanding Incentive Stock Options shall not preclude the Committee from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided further
                                                        --- -------- -------
that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 6.4 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as an Option not qualifying as an Incentive Stock Option.

     6.5  Exercise Price.  The Exercise Price of the Stock subject to each
          --------------
Option shall be determined by the Committee.  Subject to the provisions of
Section 6.3(b) hereof, the Exercise Price of an Incentive Stock Option shall not be less than the Fair Market Value of the Stock as of the date the Option is granted.

     6.6  Exercise Period.  The period for the exercise of each Option granted
          ---------------
hereunder shall be determined by the Committee, but each

Incentive Stock Option shall not be exercisable after the expiration of ten years from the date of grant of the Option. In addition, no Incentive Stock Option granted under the Plan shall be exercisable prior to shareholder approval of the Plan.

     6.7  Option Exercise.
          ---------------

          (a) Unless otherwise provided in the Stock Option Agreement or Section
6.6 of this Plan, an Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become Purchasable under the provisions of the Option, but not at any time as to fewer than 100 shares unless the remaining shares that have become so Purchasable are fewer than 100 shares. The Committee shall have the authority to prescribe in any Stock Option Agreement that the Option may be exercised only in accordance with a vesting schedule during the term of the Option.

          (b) An Option shall be exercised by (i) delivery to the Company at its principal office a written notice of exercise with respect to a specified number of shares of Stock and (ii) payment to the Company at that office of the full amount of the Exercise Price for such number of shares in accordance with
Section 6.7(c). If requested by an Optionee, an Option may be exercised with the involvement of a stockbroker in accordance with the federal margin rules set forth in Regulation T (in which case the certificates representing the underlying shares will be delivered by the Company directly to the stockbroker).

          (c) The Exercise Price is to be paid in full in cash upon the exercise of the Option, and the Company shall not be required to deliver certificates for the shares purchased until such payment has been made; provided, however, that
                                                       --------  -------
in lieu of cash, in the Committee's sole discretion, all or any portion of the Exercise Price may be paid by tendering to the Company shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in each case to be credited against the Exercise Price at the Fair Market Value of such shares on the date of exercise (however, no fractional shares may be so transferred, and the Company shall not be obligated to make any cash payments in consideration of any excess of the aggregate Fair Market Value of shares transferred over the aggregate Exercise Price); and provided further, that the Committee may provide
                           --- -------- -------
in that the Committee may a Stock Option Agreement (or may otherwise determine in its sole discretion at the time of exercise) that, in lieu of cash or shares, all or a portion of the Exercise Price may be paid by the Optionee's execution of a full recourse promissory note equal to the Exercise Price or relevant portion thereof, subject to compliance with applicable state and federal laws, rules and regulations.

          (d) In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state, and local income, employment, or other withholding taxes applicable to the taxable income of such Optionee resulting from such exercise; provided,
                                                                  --------
however, that in the discretion of the Committee any Stock Option Agreement may
-------
provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes to be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole shares of Stock duly endorsed for transfer and owned by the Optionee, or by authorization to the Company to withhold shares of Stock otherwise issuable upon exercise of the Option, in either case in that number of shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, and subject to such restrictions as to the approval and timing of any such election as the Committee may from time to time determine to be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act, if such rule is applicable.

          (e) The holder of an Option shall not have any of the rights of a shareholder with respect to the shares of Stock subject to the Option until such shares have been issued and transferred to the Optionee upon the exercise of the Option.

     6.8  Reload Options.
          --------------

          (a) The Committee may specify in a Stock Option Agreement (or may otherwise determine in its sole discretion) that a Reload Option shall be granted, without further action of the Committee, (i) to an Optionee who exercises an Option (including a Reload Option) by surrendering shares of Stock in payment of amounts specified in Sections 6.7(c) or 6.7(d) of this Plan, (ii) for the same number of shares as are surrendered to pay such amounts, (iii) as of the date of such payment and at an Exercise Price equal to the Fair Market Value of the Stock on such date, and (iv) otherwise on the same terms and conditions as the Option whose exercise has occasioned such payment, except as provided below and subject to such other contingencies, conditions, or other terms as the Committee shall specify at the time such exercised Option is granted; provided, however, that the Committee may require that the shares
         --------  -------
surrendered in payment as provided above must have been held by the Optionee for at least six months prior to such surrender.

          (b) Unless provided otherwise in the Stock Option Agreement, a Reload Option may not be exercised by an Optionee (i) prior to the end of a one-year period from the date that the Reload Option is granted, and (ii) unless the Optionee retains beneficial ownership of the shares of Stock issued to such Optionee upon exercise of the Option referred to above in Section 6.8(a)(i) for a period of one year from the date of such exercise.

     6.9  Nontransferability of Option.  Except in the case of non-
          ----------------------------

Incentive Stock Options to the extent permitted in the Stock Option Agreement or pursuant to a Qualified Domestic Relations Order or other than as provided below, no Option shall be transferable by an Optionee other than by will or the laws of descent and distribution. Further, except in the case of non-Incentive Stock Options to the extent permitted in the Stock Option Agreement or as otherwise provided below, during the lifetime of an Optionee, Options shall be exercisable only by such Optionee. In connection with the Optionee's estate plan, a non-Incentive Stock Option may be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the Option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

     6.10 Termination of Employment or Service.  The Committee shall have the
          ------------------------------------
power to specify, with respect to the Options granted to a particular Optionee, the effect upon such Optionee's right to exercise an Option of termination of such Optionee's employment or service under various circumstances, which effect may include immediate or deferred termination of such Optionee's rights under an Option, or acceleration of the date at which an Option may be exercised in full;

provided, however, that in no event may an Incentive Stock Option be exercised
--------  -------
after the expiration of ten years from the date of its grant.

     6.11 Employment Rights.  Nothing in the Plan or in any Stock Option
          -----------------
Agreement shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or shall interfere in any way with the right of the Company or any of its Subsidiaries to terminate such person's employment at any time.

     6.12 Certain Successor Options.  To the extent not inconsistent with the
          -------------------------
terms, limitations and conditions of Code section 422 and any regulations promulgated with respect thereto, an Option issued in respect of an option held by an Employee to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any Subsidiary of the Company) may contain terms that differ from those stated in this Article 6, but solely to the extent necessary to preserve for any such employee the rights and benefits contained in such predecessor option, or to satisfy the requirements of Code section 424(a).

     6.13 Effect of a Corporate Transaction.  Unless otherwise determined by the
          ---------------------------------
Board or the Committee at least 10 days prior to the effective time of a Corporate Transaction, all Options, to the extent outstanding at the time of a Corporate Transaction but not otherwise fully exercisable, shall automatically accelerate so that the Options shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all shares at the time subject to such Options and may be exercised for any or all of those shares as fully vested shares of Stock. This Section 6.13 is supplemental to Section 5.2(b).

                                   ARTICLE 7

                                RESTRICTED STOCK

     7.1  Awards of Restricted Stock.  The Committee may grant Awards of
          --------------------------
Restricted Stock, which shall be governed by a Restriction Agreement between the Company and the Grantee. Each Restriction Agreement shall contain such restrictions, terms, and conditions as the Committee may, in its discretion, determine, and may require that an appropriate legend be placed on the certificates evidencing the subject Restricted Stock. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted, provided that the Grantee has executed the Restriction Agreement governing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the foregoing documents within any time period prescribed by the Committee, the Award shall be void. At the discretion of the Committee, Shares issued in connection with an Award shall be deposited together with the stock powers with an escrow agent designated by the Committee. Unless the Committee determines otherwise and as set forth in the Restriction Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     7.2  Non-Transferability.  Until any restrictions upon Restricted Stock
          -------------------
awarded to a Grantee shall have lapsed in a manner set forth in Section 7.3, such shares of Restricted Stock shall be neither (i) transferable, other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order, nor (ii) delivered to the Grantee.

     7.3  Lapse of Restrictions.  Restrictions upon Restricted Stock awarded
          ---------------------
hereunder shall lapse at such time or times and on such terms and conditions as the Committee may, in its discretion, determine at the time the Award is granted or thereafter, provided, however, that any award made to a Grantee who is also a
               --------  -------
Section 16 Insider, shall not lapse less than six months after the date of the Award.

     7.4  Termination of Employment.  The Committee shall have the power to
          -------------------------
specify, with respect to each Award granted to any particular Grantee, the effect upon such Grantee's rights with respect to such Restricted Stock of the termination of such Grantee's employment under various circumstances, which effect may include immediate or deferred forfeiture of such Restricted Stock or acceleration of the date at which any then-remaining restrictions shall lapse.

     7.5  Treatment of Dividends.  At the time an Award of Restricted Stock is
          ----------------------
made, the Committee may, in its discretion, determine that the payment to the Grantee of any dividends, or a specified portion thereof, declared or paid on such Restricted Stock shall be (i) deferred until the lapsing of the relevant restrictions and (ii) held by the Company for the account of the Grantee until such lapsing. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum determined by the Committee. Payment of deferred dividends, together with interest thereon, shall be made upon the lapsing of restrictions imposed on such Restricted Stock, and any dividends deferred (together with any interest thereon) in respect of Restricted Stock shall be forfeited upon any forfeiture of such Restricted Stock.

     7.6  Delivery of Shares.  Except as provided otherwise in Article 9 below,
          ------------------
within a reasonable period of time following the lapse of the restrictions on shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such shares and such shares shall be free of all restrictions hereunder.


                                   ARTICLE 8
                           STOCK APPRECIATION RIGHTS

     8.1  SAR Grants.  The Committee, in its sole discretion, may grant SARs to
          ----------
any Grantee. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate, including, without limitation, restricting the time of exercise of the SAR to specified periods as may be necessary to satisfy the requirements of Rule 16b-3.

     8.2  Determination of Price.  The SAR Price shall be established by the
          ----------------------
Committee in its sole discretion. The SAR Price shall not be less than 100% of Fair Market Value of the Stock on the date the SAR is granted for a SAR issued in tandem with an Incentive Stock Option.

     8.3  Exercise of a SAR.  Upon exercise of a SAR, the Grantee shall be
          -----------------
entitled, subject to the terms and conditions of this Plan and the Agreement, to receive the excess for each share of Stock being exercised under the SAR of (i) the Fair Market Value of such share of Stock on the date of exercise over (ii) the SAR Price for such share of Stock.

     8.4  Payment for a SAR.  At the sole discretion of the Committee, the
          -----------------
payment of such excess shall be made in (i) cash, (ii) shares of Stock, or (iii) a combination of both. Shares of Stock used for this payment shall be valued at their Fair Market Value on the date of exercise of the applicable SAR.

     8.5  Status of a SAR under the Plan.  Shares of Stock subject to an Award
          ------------------------------
of a SAR shall be considered shares of Stock which may be issued under the Plan for purposes of Section 5.1 of this Plan, unless the

Agreement making the Award of the SAR provides that the exercise of such SAR results in the termination of an unexercised Option for the same number of shares of Stock.

     8.6  Termination of SARs.  A SAR may be terminated as follows:
          -------------------

          (a) During the period of continuous employment with the Company, Parent or Subsidiary, a SAR will be terminated only if it has been fully exercised or it has expired by its terms.

          (b) Upon termination of employment, the SAR will terminate upon the earliest of (i) the full exercise of the SAR, (ii) the expiration of the SAR by its terms, and (iii) not more than three months following the date of employment termination; provided, however, should termination of
                                --------  -------
     employment (A) result from the death or Permanent and Total Disability of the Grantee, the period referenced in clause (iii) hereof shall be one year or (B) be for Cause, the SAR will terminate on the date of employment termination. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to constitute termination of employment unless otherwise provided in the Agreement or by the Company on the date of the leave of absence.

          (c) Subject to the terms of the Agreement with the Grantee, if a Grantee shall die or become subject to a Permanent and Total Disability prior to the termination of employment with the Company, Parent or Subsidiary and prior to the termination of a SAR, such SAR may be exercised to the extent that the Grantee shall have been entitled to exercise it at the time of death or disability, as the case may be, by the Grantee, the estate of the Grantee or the person or persons to whom the SAR may have been transferred by will or by the laws of descent and distribution.

          (d) Except as otherwise expressly provided in the Agreement with the Grantee, in no event will the continuation of the term of a SAR beyond the date of termination of employment allow the Employee, or the Employee's beneficiaries or heirs, to accrue additional rights under the Plan, have additional SARs available for exercise, or receive a higher benefit than the benefit payable as if the SAR had been exercised on the date of employment termination.

     8.7  No Shareholder Rights.  The Grantee shall have no rights as a
          ---------------------
shareholder with respect to a SAR. In addition, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or rights except as provided in Section 5.2 of this Plan.

                                   ARTICLE 9

                               STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, or deliver any certificate for shares of Restricted Stock granted hereunder, prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges (if any) on which the Stock is then listed;

     (b) The completion of any registration or other qualification of such shares which the Committee shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the SEC or any other governmental regulatory body;

     (c) The obtaining of any approval or other clearance from any federal or state governmental agency or body which the Committee shall determine to be necessary or advisable; and

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Board from time to time may establish for reasons of administrative convenience.

     Stock certificates issued and delivered to Grantees shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Stock pursuant to Options shall relieve the Company of any liability with respect to the non-issuance or sale of the Stock as to which such approval shall not have been obtained. The Company shall, however, use reasonable commercial efforts to obtain all such approvals.

                                   ARTICLE 10

                           TERMINATION AND AMENDMENT

     10.1 Termination and Amendment.  The Board may at any time amend or
          -------------------------
terminate the Plan; provided, however, that the Board (unless its actions are
                    --------  -------
approved or ratified by the shareholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

          (a) increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under the Plan, except as contemplated in Section 5.2; or

          (b) change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan.

     10.2 Effect on Grantee's Rights.  No termination, amendment, or
          --------------------------
modification of the Plan shall affect adversely a Grantee's rights under a previously executed and then-presently enforceable Stock Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.

                                   ARTICLE 11

                    RELATIONSHIP TO OTHER COMPENSATION PLANS

     The adoption of the Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company or any of its Subsidiaries; nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other form of incentive or other compensation plan for employees or Directors of the Company or any of its Subsidiaries.

                                   ARTICLE 12

                                 MISCELLANEOUS

     12.1 Replacement or Amended Grants.  At the sole discretion of the
          -----------------------------
Committee, and subject to the terms of the Plan, the Committee may modify outstanding Options or Awards or accept the surrender of outstanding Options or Awards and grant new Options or Awards in substitution for them, provided that no modification of an Option or Award shall adversely affect a Grantee's rights under a previously executed and then-presently enforceable Stock Option Agreement or Restriction Agreement without the consent of the Grantee or his legal representative.

     12.2 Forfeiture for Competition.  If a Grantee provides services to a
          --------------------------
competitor of the Company, a Parent or any Subsidiaries, whether as an employee, officer, director, independent contractor, consultant, agent, or otherwise, such services being of a nature that can reasonably be expected to involve the skills and experience used or developed by the Grantee while an Employee, then that Grantee's rights under any Options outstanding hereunder shall be forfeited and terminated, and any shares of Restricted Stock held by such Grantee subject to remaining restrictions shall be forfeited, subject in each case to a determination to the contrary by the Committee.

     12.3 Leave of Absence.  Unless provided otherwise in a particular Stock
          ----------------
Option Agreement, the following provisions shall apply upon an Optionee's commencement of an authorized leave of absence:

     (a) The exercise schedule in effect for such Option shall be frozen as of the first day of the authorized leave, and the Option shall not become exercisable for any additional installments of shares of Stock during the period Optionee remains on such leave.

     (b) Should Optionee resume active Employee status within 60 days after the start date of the authorized leave, Optionee shall, for purposes of the applicable exercise schedule, receive service credit for the entire period of such leave. If Optionee does not resume active Employee status within such 60-day period, then no credit shall be given for the entire period of such leave.

     (c) If the Option is an Incentive Stock Option, and if the leave of absence continues for more than three months, then the Option shall automatically convert to a Non-Incentive Stock Option under the Federal tax laws upon the expiration of such three-month period, unless the Optionee's reemployment rights are guaranteed by statute or written agreement. Following any such conversion of the Option, all subsequent exercises of the Option, whether effected before or after Optionee's return to active Employee status, shall result in an immediate taxable event, and the Company shall be required to collect from Optionee the Federal, state and local income and employment withholding taxes applicable to such exercise.

     (d) In no event shall the Option become exercisable for any additional shares or otherwise remain outstanding if the Optionee does not resume Employee status prior to the Expiration Date of the option term.

     12.4 Plan Binding on Successors.  The Plan shall be binding upon the
          --------------------------
successors and assigns of the Company.

     12.5 Singular, Plural; Gender.  Whenever used in this Plan, nouns in the
          ------------------------
singular form shall include the plural forms thereof and vice versa, and
                                                         ---- -----
masculine pronouns shall include the feminine pronoun versions thereof and vice
                                                                           ----
versa.
-----

     12.6 Headings, etc., No Part of Plan.  Headings of Articles and Sections of
          -------------------------------
this Plan have been inserted for convenience and reference only and do not constitute part of the Plan.

     12.7 Section 16 Compliance, Etc.  With respect to Section 16 Insiders and
          ---------------------------
"highly-compensated" persons under Section 162(m) of the Code, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act and with Section 162(m) of the Code. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Committee. In addition, if necessary to comply with Rule 16b-3 with respect to any grant of an Option hereunder, and in addition to any other vesting or holding period specified hereunder or in an applicable Stock Option Agreement, any Section 16 Insider acquiring an Option shall be required to hold either the Option or the underlying shares of Stock obtained upon exercise of the Option for a minimum of six months.

                                   * * * * *

                                 EXHIBIT A to
                                 Netzee, Inc.
                     1999 Stock Option and Incentive Plan

                        Form of Stock Option Agreement


                                 NETZEE, INC.
                            STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of this ____ day of ________________________, _________, by and between Netzee, Inc., a
Georgia corporation (the "Company"), and _________________ (the "Optionee").

     WHEREAS, the Board of Directors and shareholders of the Company have adopted a Stock Option and Incentive Plan known as the "Netzee, Inc. 1999 Stock Option and Incentive Plan" (the "Plan"); and

     WHEREAS, the Committee has granted the Optionee a stock option to purchase the number of shares of the Company's common stock as set forth below, and in consideration of the granting of that stock option the Optionee intends to remain in the employ of the Company;

     WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option in accordance with the Plan; and

     WHEREAS, the Company has conditioned the grant of this stock option upon the execution by the Optionee of a Confidentiality, Non-Competition and Non-Solicitation Agreement (the "Confidentiality Agreement") in the form presented to the Optionee herewith and Optionee is willing to execute such Agreement to enable him or her to receive this stock option;

     NOW, THEREFORE, as an employment incentive and to encourage stock ownership, and also in consideration of the mutual covenants contained herein, including the execution by Optionee concurrently herewith of the Confidentiality Agreement, the parties hereto agree as follows.

     1.  Incorporation of Plan.  This option is granted pursuant to the
         ---------------------
provisions of the Plan, and the terms and definitions of the Plan are incorporated into this Agreement by reference and made a part of this Agreement. The Optionee acknowledges receipt of a copy of the Plan.

     2.  Grant of Option.  Subject to the terms, restrictions, limitations and
         ---------------
conditions stated in this Agreement, the Company hereby evidences its grant to the Optionee, not in lieu of salary or other compensation, of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, no par value per share (the "Stock"), set forth on
Schedule I attached and incorporated into this Agreement by reference. The Option shall be exercisable in the amounts and at the time(s) specified on
Schedule I. The Option shall expire and shall not be exercisable on the date specified on Schedule I or on such earlier date as determined pursuant to
Section 8, 9, or 10 of this Agreement. Schedule I states whether the Option is intended to be an Incentive Stock Option.

     3.  Purchase Price.  The price per share to be paid by the Optionee for the
         --------------
shares subject to this Option (the "Exercise Price") shall be as specified on
Schedule I, which price shall be an amount not less than the Fair Market Value of a share of Stock as of the Date of Grant (as defined in Section 11 below) if the Option is an Incentive Stock Option.

     4.  Exercise Terms.  The Optionee must exercise the Option for at least the
         --------------
lesser of 100 shares or the number of shares of Purchasable Stock as to which the Option remains unexercised. If this Option is not exercised with respect to all or any part of the shares subject to this

Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

     5.  Option Non-Transferable.  This Option shall not be transferable by the
         -----------------------
Optionee other than by will or the laws of descent and distribution; provided, however, that if this Option is a non-Incentive Stock Option, this Option shall be transferable to the extent provided in this Agreement or as otherwise provided in Section 6.9 of the Plan. Furthermore, during the lifetime of an Optionee, this Option shall be exercisable only by the Optionee; provided, however, that if this Option is a non-Incentive Stock Option, this Option shall be exercisable to the extent provided in this Agreement or as otherwise provided in Section 6.9 of the Plan. If this Option is a non-Incentive Stock Option, it may be transferred in whole or in part to an entity with respect to which the Optionee owns (a) in the case of an entity which is a corporation, stock possessing more than 50 percent of the total combined voting power of all classes of stock, or (b) in the case of an entity which is not a corporation, a controlling interest.

     6.  Notice of Exercise of Option.  This Option may be exercised by the
         ----------------------------
Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached to this Agreement as Schedule II) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 14 below to the attention of the President, Chief Executive Officer or such other officer as the President or Chief Executive Officer may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 12 below, and (c) be accompanied by (i) a certified or cashier's check payable to the Company in payment of the total

Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased under this Agreement, or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to the shares being purchased under this Agreement. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof and of the Plan, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

     7.  Adjustment in Option.  The number of Shares subject to this Option, the
         --------------------
Exercise Price and other matters are subject to adjustment during the term of this Option in accordance with the Plan.

     8.  Termination of Employment.
         -------------------------

     (a) Except as otherwise specified in Schedule I to this Agreement, in the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either (i) for Cause (as defined in the Plan), (ii) voluntary on the part of the Optionee and without written consent of the Company, or (iii) for reasons of death or disability or retirement, the Optionee may exercise this Option at any time within 30 days after such termination to the extent of the number of shares which were Purchasable hereunder at the date of such termination.

     (b) Except as specified in Schedule I attached hereto, in the event of a termination of the Optionee's employment that is either (i) for Cause or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

     (c) Unless and to the extent otherwise provided in Schedule I hereto, in the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's retirement. Notwithstanding the foregoing, this Option will become void and unexercisable on the date which is three months after the date of retirement unless on (or effective as of) the date of retirement the Optionee enters into a retiree noncompete agreement with the Company and continues to comply with such noncompete agreement. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

     (d) In no event shall this Option be exercisable after the expiration date of this Option set forth in Section 6 of Schedule I attached hereto.

     9.  Disabled Optionee.  In the event of termination of employment because
         -----------------
of the Optionee's Permanent and Total Disability, the Optionee (or his or her personal representative) may exercise this Option, within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option, to the extent of the number of shares which were Purchasable under this Agreement at the date of such termination.

     10.  Death of Optionee.  Except as otherwise set forth in Schedule
          -----------------

I with respect to the rights of the Optionee upon termination of employment under Section 8(a) above, in the event of the Optionee's death while employed by the Company or any of its Subsidiaries or within three months after a termination of such employment (if such termination was neither (i) for Cause nor (ii) voluntary on the part of the Optionee and without the written consent of the Company), the appropriate persons described in Section 6 of this Agreement or persons to whom all or a portion of this Option is transferred in accordance with Section 5 of this Agreement may exercise this Option at any time within a period ending on the earlier of (a) the last day of the one year period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was an employee of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were Purchasable under this Agreement at the date of death. If the Optionee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were Purchasable under this Agreement at the date of such termination.

     11.  Date of Grant.  This Option was granted by the Committee on the date
          -------------
set forth in Schedule I (the "Date of Grant").

     12.  Compliance with Regulatory Matters.  The Optionee acknowledges that
          ----------------------------------
the issuance of capital stock of the Company is subject to limitations imposed by federal and state law, and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the SEC) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 12.

     13.  Miscellaneous.
          -------------

     (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

     (b) This Agreement shall be governed by the substantive laws of, the State of Georgia without regard to that state's choice of law rules.

     (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company at 2410 Paces Ferry Road, 150 Paces Summit, Atlanta, Georgia 30339, or at such other addresses that the parties provide to each other in accordance with the foregoing notice requirements.

     (d) This Agreement may not be modified except in writing executed by each of the parties to it.

     IN WITNESS WHEREOF, the Committee has caused this Stock Option Agreement to be executed on behalf of the Company, and the Optionee has executed this Stock Option Agreement, all as of the day and year first above written.


NETZEE, INC.                             OPTIONEE


By:________________________________

   ________________________________

     Name:_________________________

     Name:_________________________

     Title:________________________       Address:

           ________________________

           ________________________

           ________________________

                                  SCHEDULE I
                                      TO
                            STOCK OPTION AGREEMENT
                                    BETWEEN
                                 NETZEE, INC.
                                      AND
                         ____________________________


 Dated:  __________________


1.   Number of Shares Subject to Option:                  Shares.
     ----------------------------------  ----------------

2.   This Option (Check one) [  ] is [  ] is not an Incentive Stock Option.
     -----------                  --      --------------------------------

3.   Option Exercise Price:  $           per Share.
     ---------------------    ----------

Date of Grant:
-------------   -------------------

5.   Option Vesting Schedule:
     -----------------------

          Check one:

          (  ) Options are exercisable with respect to all shares on or after the date hereof
          ( ) Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:

                    No. of Shares                  Vesting Date
                    -------------                  ------------

6.   Option Exercise Period:
     ----------------------

          Check One:

          (  ) All options expire and are void unless exercised on or before

               _______________, ____.

          ( ) Options expire and are void unless exercised on or before the date indicated next to the number of shares:

                    No. of Shares                  Expiration Date
                    -------------                  ---------------





7.   Effect of Termination of Employment of Optionee (if different from that set
     -----------------------------------------------
     forth in Sections 8 and 10 of the Stock Option Agreement):

                                  SCHEDULE II
                                      TO
                            STOCK OPTION AGREEMENT
                                    BETWEEN
                                 NETZEE, INC.
                                      AND
                         ____________________________


 Dated:  __________________


                               NOTICE OF EXERCISE


          The undersigned hereby notifies Netzee, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase __________ shares of the Company's common stock, no par value per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated _______________________, _____. Accompanying this Notice is (1) a certified or a cashier's check in the amount of $________________ payable to the Company, and/or (2) __________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value (as defined in the Company's 1999 Stock Option and Incentive Plan (the "Plan")) as of the date hereof of $_______________, and/or (3) authorization to withhold __________ shares of Stock otherwise issuable upon exercise of the Option having an aggregate Fair Market Value (as defined in the Plan) as of the date hereof of $_______________, with such shares of Stock that are withheld being credited against the Exercise Price, such amounts of (1), (2) and (3) being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 5.2 of the Plan).

          IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _______ day of ____________________, _____.

                         OPTIONEE [OR OPTIONEE'S ADMINISTRATOR,
                         EXECUTOR OR PERSONAL REPRESENTATIVE]


________________________________________________

                         Name:__________________________________________

                         Position (if other than Optionee)_____________________